UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2019

Cadence Bancorporation

(Exact name of registrant as specified in its charter)

Delaware	001-38058	47-1329858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 3800 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 871-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Cadence Bancorporation, a Delaware corporation (the “Company”) on January 2, 2019 (the “Initial Form 8-K”), on January 1, 2019, the Company completed its previously announced merger (the “Merger”) with State Bank Financial Corporation, a Georgia corporation (“State Bank”), pursuant to the Agreement and Plan of Merger, dated as of May 11, 2018, by and between the Company and State Bank.

This Current Report on Form 8-K/A amends the Initial Form 8-K to include the historical financial statements of State Bank and the pro forma financial information required to be filed under Item 9.01 of Form 8-K. The disclosure included in the Initial Form 8-K otherwise remains unchanged.

Item 9.01.	Financial Statements and Exhibits

(a)    Financial Statements of Businesses Acquired.

The audited financial statements of State Bank as of December 31, 2017 and December 31, 2016 and for each of the years in the three-year period ended December 31, 2017 and the interim unaudited financial statements of State Bank as of and for the three and nine months ended September 30, 2018 and September 30, 2017 are filed as Exhibits 99.1 and 99.2 respectively and incorporated herein by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2017, for the nine months ended September 30, 2018 and as of September 30, 2018 (collectively, the “Unaudited Pro Forma Financial Statements”) are filed as Exhibit 99.3 hereto and incorporated herein by reference. The Unaudited Pro Forma Financial Statements give effect to the Merger and related transactions.

(d)    Exhibits.

Exhibit No.	Description

23.1	Consent of Dixon Hughes Goodman LLP.

99.1	Audited financial statements of State Bank as of December 31, 2017 and December 31, 2016 and for each of the years in the three-year period ended December 31, 2017 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on May 21, 2018, as amended on May 22, 2018).

99.2	Interim unaudited financial statements of State Bank as of and for the three and nine months ended September 30, 2018 and September 30, 2017.

99.3	Unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2017, for the nine months ended September 30, 2018 and as of September 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadence Bancorporation

Date: January 23, 2019	By:	/s/ Jerry W. Powell
	Name:	Jerry W. Powell
	Title:	Executive Vice President and General Counsel